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                                   SUPPLEMENT
                            DATED SEPTEMBER 15, 2006
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                                DATED MAY 1, 2006

ROSZEL/BKF LARGE CAP VALUE PORTFOLIO

On September 14, 2006, the board of trustees (the "board") for the MLIG Variable Insurance Trust voted to replace BKF Asset Management, Inc. ("BKF") with Davis Selected Advisers, L.P. ("Davis Advisors"). In connection with the replacement of BKF with Davis Advisors, the board approved changing the name of the Roszel/BKF Large Cap Value Portfolio to the Roszel/Davis Large Cap Value Portfolio.

This supplement describes the primary investment strategies and the principal risks of the Roszel/Davis Large Cap Value Portfolio. It also provides information about the new investment subadviser, Davis Advisors, including practices and techniques that Davis Advisors may use in managing the Portfolio's assets.

In general, wherever they appear throughout the Prospectus, references to the Roszel/BKF Large Cap Value Portfolio should be replaced with references to the Roszel/Davis Large Cap Value Portfolio and references to BKF should be replaced with references to Davis Advisors.

Page 6 of the Prospectus should be replaced in its entirety with the following:

                     ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Davis Selected Advisers, L.P. ("Davis Advisors")

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES.

The Adviser uses a proprietary VALUE INVESTING style called the Davis Investment Discipline. The Adviser conducts extensive research to try to identify companies that possess characteristics they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The Adviser aims to invest in the EQUITY SECURITIES of such companies when they are trading at a discount to their intrinsic worth. The Adviser routinely visits a company's managers at their places of business in order to gain


Code: 101819-0906
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insight into the relative value of different companies. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

The Adviser has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. These include: first class management (e.g., proven track record, significant personal ownership in business, intelligent allocation of capital, and smart application of technology to improve business and lower costs); strong financial condition and satisfactory profitability (e.g., strong balance sheet, low cost structure, high after-tax returns on capital, and high quality of earnings); and strong competitive positioning (e.g. non-obsolescent products and services, dominant or growing market share, participation in a growing market, and global presence and brand names). While few companies possess all of these characteristics at any given time, the Adviser searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

The Adviser considers selling a security if it believes the security's market price exceeds the Adviser's estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the security is no longer attractive.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value, and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

The footnote on page 7 of the Prospectus should be replaced with the following:
"Formerly the Roszel/BKF Large Cap Value Portfolio. The Portfolio was renamed on September 15, 2006 to reflect a change in its subadviser."



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The section about BKF on pages 42 to 43 of the Prospectus should be replaced with the following:

Davis Selected Advisers, L.P.             Roszel/Davis Large Cap Value Portfolio
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

Davis Advisors is a closely owned limited partnership controlled by Christopher Davis. Davis Advisors has been an investment adviser since 1969, and as of December 31, 2005, Davis Advisors managed approximately $69 billion in assets.

Christopher Davis and Kenneth Feinberg are primarily responsible for the day-to-day operation of the Roszel/Davis Large Cap Value Portfolio. Christopher Davis has served as a Portfolio Manager of Roszel/Davis Large Cap Value Portfolio since September 15, 2006 and also manages other equity funds advised or sub-advised by Davis Advisors. Mr. Davis has served as a research analyst and portfolio manager with Davis Advisors since 1989 and has served as Chairman of Davis Advisors since 2000. Kenneth Charles Feinberg has served as a Portfolio Manager of Roszel/Davis Large Cap Value Portfolio since September 15, 2006 and also manages other equity funds advised by Davis Advisors. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.

In the Prospectus, chart 1, page 1, the box under the Roszel/Davis Large Cap Value Portfolio for When-Issued Securities and Delayed Delivery Securities should be marked as follows: "O "

In the Prospectus, chart 1, page 2, the box under the Roszel/Davis Large Cap Value Portfolio for Non-Dollar should be marked as follows: "25"

                                      * * *

This supplement supercedes the supplement dated August 4, 2006. Please retain this supplement with your Prospectus for future reference.